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                                                                    Exhibit 24.1

                             GENESIS WORLDWIDE INC.

                            LIMITED POWER OF ATTORNEY

                  WHEREAS, Genesis Worldwide Inc., an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 covering interests that may be issued under the Company's Non-Qualified Deferred Compensation Plan (the "Registration Statement").

                  NOW THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Richard E. Clemens and Karl A. Frydryk and each of them to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendments thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of February, 2000.


    /s/ John A. Bertrand                                                /s/ William R. Graber
--------------------------------------                               -----------------------------------------
        John A. Bertrand                                                    William R. Graber


    /s/ Gerald L. Connelly                                              /s/ William A. Enouen
--------------------------------------                               -----------------------------------------
        Gerald L. Connelly                                                  William A. Enouen


    /s/ Augustine A. Fornataro                                          /s/ Waldemar M. Goulet
--------------------------------------                               -----------------------------------------
        Augustine A. Fornataro                                              Waldemar M. Goulet



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
    /s/ David E. Lundeen                                                /s/ Joseph M. Rigot
--------------------------------------                               -----------------------------------------
        David E. Lundeen                                                    Joseph M. Rigot


   /s/  J. William Uhrig
--------------------------------------
        J. William Uhrig